EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports, included and incorporated by reference in this Form 10-K, into Banta Corporation's previously filed Form S-8 Registration Statements Nos. 33-13584, 33-40036, 33-54576, 33-61683 and 333-01289 and Form S-3
   Registration Statement No. 33-55829.






                                                          ARTHUR ANDERSEN LLP

   Milwaukee, Wisconsin,
   March 23, 1996.